SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: JULY 21, 2003

                                  FINDWHAT.COM
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    Nevada                   0-30428                           88-0348835
----------------      ---------------------               ----------------------
(STATE OR OTHER       (COMMISSION FILE NO.)               (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

                     5220 Summerlin Commons Blvd., Suite 500
                            Fort Myers, Florida 33907
                                 (239) 561-1650
               --------------------------------------------------
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)



                                 Not Applicable
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 7. EXHIBITS.

         (C)      EXHIBITS.

             Exhibit No.                                      Description

                 99 Press Release, dated July 21, 2003, entitled "FINDWHAT.COM ANNOUNCES RECORD SECOND QUARTER RESULTS."

ITEM 9.  REGULATION FD DISCLOSURE

         On July 21, 2003, FindWhat.com (the "Company") issued a press release entitled, "FINDWHAT.COM ANNOUNCES RECORD SECOND QUARTER RESULTS" regarding its financial results for the three months ending June 30, 2003. A copy of the Company's press release is attached as Exhibit 99 to this Form 8-K and is incorporated herein by reference. The information contained in this report on Form 8-K is being furnished pursuant to Item 12 under Item 9 of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 34-47583.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FINDWHAT.COM

Date:  July 21, 2003                         By: /s/ Phillip R. Thune
                                                --------------------------------
                                                 Phillip R. Thune
                                                 Chief Operating Officer and
                                                 Chief Financial Officer

                                  EXHIBIT INDEX

             Exhibit No.                       Description

                 99 Press Release, dated July 21, 2003, entitled "FINDWHAT.COM ANNOUNCES RECORD SECOND QUARTER RESULTS."